                                                               Exhibit (h)(v)(A)

                               FORM OF SCHEDULE I
                             Dated November 30, 2002
                        to the Shareholder Servicing Plan

         This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of Fifth Third Funds:

Name of Fund:                                                     Class:
-------------                                                     ------
Fifth Third Balanced Fund                                         Class C Shares
Fifth Third Intermediate Bond Fund                                Class C Shares
Fifth Third Disciplined Large Cap Value Fund                      Class C Shares
Fifth Third International Equity Fund                             Class C Shares
Fifth Third Mid Cap Growth Fund                                   Class C Shares
Fifth Third Municipal Bond Fund                                   Class C Shares
Fifth Third Ohio Municipal Bond Fund                              Class C Shares
Fifth Third Large Cap Opportunity Fund                            Class C Shares
Fifth Third Quality Growth Fund                                   Class C Shares
Fifth Third Technology Fund                                       Class C Shares
Fifth Third U.S. Government Bond Fund                             Class C Shares
Fifth Third Bond Fund                                             Class C Shares
Fifth Third Intermediate Municipal Bond Fund                      Class C Shares
Fifth Third Prime Money Market Fund                               Class C Shares
Fifth Third Multi Cap Value Fund                                  Class C Shares
Fifth Third Micro Cap Value Fund                                  Class C Shares
Fifth Third Strategic Income Fund                                 Class C Shares
Fifth Third Worldwide Fund                                        Class C Shares
Fifth Third International GDP Fund                                Class C Shares
Fifth Third Small Cap Growth Fund                                 Class C Shares
Fifth Third Equity Index Fund                                     Class C Shares
Fifth Third Large Cap Core Fund                                   Class C Shares
Fifth Third Short Term Bond Fund                                  Class C Shares
Fifth Third Michigan Municipal Bond Fund                          Class C Shares
Fifth Third LifeModel Conservative Fund(SM)                       Class C Shares
Fifth Third LifeModel Moderately
         Conservative Fund(SM)                                    Class C Shares
Fifth Third LifeModel Moderate Fund(SM)                           Class C Shares
Fifth Third LifeModel Moderately
         Aggressive Fund(SM)                                      Class C Shares
Fifth Third LifeModel Aggressive Fund(SM)                         Class C Shares
Fifth Third Small Cap Value Fund                                  Class C Shares